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                                                                    EXHIBIT 10.5

                             CYBERSOURCE CORPORATION
                               SERIES A PREFERRED
                            STOCK PURCHASE AGREEMENT

          THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 6th day of January, 1995 by and between CYBERSOURCE CORPORATION, a California corporation (the "Company"), WILLIAM S. MCKIERNAN ("McKiernan"), (solely with respect to Sections 7.1--7.15 and 8.5 hereof) and the purchasers listed on the signature pages hereto under the heading "Investors", each of whom is herein referred to as an "Investor".

          In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereby agree as follows:

               1. Purchase and Sale of Series A Preferred Stock.

                    1.1 Sale and Issuance of Series A Preferred Stock.

                         (a) The Board of Directors of the Company shall adopt
and file with the Secretary of State of the State of California on or before the Closing (as defined below) the Certificate of Determination of Rights, Preferences and Privileges (the "Certificate of Determination") in substantially the form attached hereto as Exhibit A designating 3,000,000 shares of Preferred Stock as Series A Preferred Stock.

                         (b) Subject to the terms and conditions of this
Agreement, each Investor agrees severally to purchase, and the Company agrees to sell and issue to each Investor, the number of shares of Series A Preferred Stock (the "Preferred Shares"), set forth opposite such Investor's name on the Schedule of Investors attached as Exhibit B to this Agreement (the "Schedule of Investors"), for an aggregate of 1,437,500 Preferred Shares at a purchase price of $0.40 per share, for the purchase price shown opposite such Investor's name on the Schedule of Investors (for an aggregate purchase price of $575,000).

               1.2 Closing. The purchase and sale of the Preferred Shares shall take place at the offices of Jackson, Tufts, Cole & Black, 60 S. Market Street, San Jose, California 95113 on January 6, 1995, or at such other time and place an the Company and Investors mutually agree upon (which time and place are designated as the "Closing"). At the Closing, the Company will deliver to the Investors stock certificates representing 1,437,500 Preferred Shares against payment of the purchase price therefor of $0.40 per share by checks payable to the order of the Company or wire transfers of funds. The Investors acknowledge that the Company intends to sell and issue up to an additional



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1,437,500 Preferred Shares, but no assurance can be given by the Company as to when, or even if, such sale and issuance will occur.

          2. Representations and Warranties of the Company. The Company hereby represents and warrants to each Investor, except as set forth on the Schedule of Exceptions attached hereto as Exhibit C, which exceptions shall be deemed to be representations and warranties as if made hereunder as follows:

               2.1 Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties. A copy of the Company's Articles of Incorporation (as amended) and the Company's Bylaws (as amended) have been delivered to each Investor.

               2.2 Capitalization.

                    (a) Immediately prior to the Closing the authorized capital of the Company consists, or will consist of:

                         (i) Preferred Stock. 4,000,000 shares of Preferred
Stock, 3,000,000 of which have been designated Series A Preferred Stock, no par value. No shares of Series A Preferred Stock were issued and outstanding immediately prior to the First Closing. The rights, preferences and privileges of the Series A Preferred Stock will be as stated in the Company's Certificate of Determination attached hereto as Exhibit A.

                         (ii) Common Stock. 10,000,000 shares of Common Stock,
4,500,000 shares of Common Stock of which were issued and outstanding.

                    (b) All such issued and outstanding shares have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with all applicable state and federal laws concerning the issuance of securities.


                    (c) Agreements for Purchase of Shares. Except for:

                         (i) the conversion privileges and preemptive rights of
the Series A Preferred Stock; and

                         (ii) options issued pursuant to the Company's stock
option plan and other agreements (as of the Closing, options for 500,000 shares are presently outstanding and




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an additional 650,000 shares are available for grant under the Company's stock option plan);

prior to the Closing there will not be any outstanding options, warrants, rights (including conversion, preemptive rights or rights of first offer) or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

               2.3 Subsidiaries. The Company does not presently own or control, directly or indirectly, any interest in any other corporation, association, partnership or other business entity.

               2.4 Authorization. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement, the performance of all obligations of the Company hereunder and the authorization, issuance (or reservation for issuance) and delivery of the Preferred Shares being sold hereunder and the Common Stock issuable upon conversion of the Preferred Shares, has been taken or will be taken on or prior to the Closing, and this Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms, except as affected by (i) bankruptcy or insolvency laws, or (ii) equitable principles.

               2.5 Valid Issuance of Preferred Stock. The Preferred shares, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Investors set forth in Section 3 of this Agreement, will be issued in compliance with all applicable federal and state securities laws free and clear of all restrictions on transfer (other than those arising from application of the securities laws). The Common Stock issuable upon conversion of the Preferred Shares purchased under this Agreement have been duly and validly reserved for issuance.

               2.6 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any United States federal, state, local or provincial governmental authority on the part of the Company is required in connection with:

                    (a) the Company's valid execution, delivery, or performance of this Agreement; and

                    (b) the offer, sale, or issuance of the Preferred Shares by the Company hereunder or (assuming the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended, in its current form is available and no commission is paid in conjunction therewith) the issuance of Common Stock upon conversion of the Preferred Shares;






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except such filings as have been made prior to the Closing, and except for any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the "Securities Act"), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

               2.7 Litigation. There is no action, suit, proceeding or investigation pending or currently threatened against the Company which questions the validity of this Agreement or the right of the company to enter into this Agreement, or to consummate the transactions contemplated hereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets or condition of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company, currently pending or which the Company intends to initiate.

               2.8 Patents and Trademarks. To the best of the Company's knowledge, the Company's business as now conducted and as presently proposed to be conducted does not conflict with or infringe upon anyone's patents, copyrights, trademarks, trade secrets, or other proprietary rights. To the best of the Company's knowledge, the Company owns, or has the right to use, all patents, trademarks, trade secrets or other proprietary rights necessary for the conduct of its business as it is presently conducted without infringing on any patents, trademarks, trade secrets or other proprietary rights of others.

               2.9 Compliance with Other Instruments. The Company is not in material violation or default of any provisions of its Articles of Incorporation or Bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the company, which violation or default would be materially adverse to the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any material lion, charge or encumbrance upon any assets of the Company, which violation, default, conflict or event would be materially adverse to the Company.

               2.10 Agreements; Action.








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                    (a) There are no agreements, understandings, instruments,
contracts or proposed transactions to which the Company is a party or by which it is bound which involve (i) obligations of, or payments to the Company in excess of, $75,000, or (ii) the license of any patent, copyright, trade secret or other proprietary right of the Company.

                    (b) The Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $25,000 or in excess of $75,000 in the aggregate, other than obligations or liabilities of the Company for compensation under employment, advisor or consulting agreements,
(iii) made any loans or advances to any person, other than in the ordinary course of its business or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than in the ordinary course of its business.

               2.11 Registration Rights. Except as provided in Section 7 of this Agreement, the Company has not granted or agreed to grant any registration rights, including piggy-back rights, to any person or entity.

               2.12 Title to Property and Assets. The Company owns its property and assets free and clear of all mortgages, liens, loans and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to the best of its knowledge, holds a valid leasehold interest free of any liens, claims or encumbrances, which liens, claims or encumbrances would be materially adverse to the Company.

               2.13 Voting Arrangements. To the Company's knowledge, there are no outstanding shareholder agreements, voting trusts, proxies or other arrangements or understandings among the shareholders of the Company relating to the voting of their respective shares.

               2.14 Financial Statements. The Company has delivered to each
Investor: (i) its unaudited financial statements (balance sheet and profit and loss statement) at and for the period ended September 30, 1994 (the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared on a consistent basis throughout the period indicated. The Financial statements fairly present the financial condition and operating results of the Company as of the dates, and for the period, indicated therein, subject to normal year-end audit adjustments.

               2.15 Changes. since September 30, 1994, there has not been any change in the assets, liabilities, financial condition




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or operating results of the Company from that reflected in the Financial
Statements, except changes in the ordinary course of business which have not been, in the aggregate, materially adverse.

               2.16 Proprietary Information. To the best of the Company's knowledge, it has done nothing to compromise the secrecy, confidentiality or value of any of its trade secrets, know-how, inventions, prototypes, designs, processes or technical data required to conduct its business as now conducted or as proposed to be conducted. All of the Company's employees have executed a non-disclosure/invention assignments agreement. To the Company's knowledge, no employee of the Company in connection with such employee's employment with the Company, has violated the terms of any agreement with a previous employer.

               2.17 Permits. The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. The Company is not in default in any material respect under any of such franchises, permits, licenses, or other similar authority.

               2.18 Shareholder Agreements. There are presently no outstanding shareholder agreements, voting trusts, proxies or other arrangements or understandings between the Company and its shareholders, or among any of the shareholders of the Company, relating to either the voting or the disposition of their respective shares.

               2.19 Brokers or Finders. The Company has not engaged any broker, investment banker or finder in connection with the sale of the Preferred Shares.

               2.20 Disclosure. The Company has provided each Investor with all information that such Investor has requested in connection with such Investor's decision to invest in the Preferred Shares. To the best of the Company's knowledge, neither this Agreement nor any other written statement made or delivered in connection herewith contains any untrue statement of a material fact or, taking this Agreement and all such written statements as a whole, omits to state a material fact necessary to make statements herein or therein misleading; provided, however, with respect to any projections or expressions of opinion or predictions, the Company represents only that such projections or expressions of opinions and predictions were made in good faith and that the Company believes that there is a reasonable basis therefor.




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          3. Representations and Warranties of Each Investor. Each Investor
hereby severally and not jointly represents and warrants that:

               3.1 Authorization. This Agreement constitutes such Investor's valid and legally binding obligation, enforceable in accordance with its terms except as affected by (i) bankruptcy or insolvency laws, and (ii) equitable principles. Each Investor who is not a natural person, hereby represents that the person executing this Agreement on its behalf is duly authorized to do SO.

               3.2 Purchase Entirely for Own Account. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Preferred Shares to be received by such Investor hereunder will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor purchasing Preferred Shares hereunder further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Preferred Shares, or any portion thereof. Each Investor that is an entity represents that it has full power and authority to enter into this Agreement.

               3.3 Disclosure of Information. Each Investor believes he or it has received all the information he or it considers necessary or appropriate for deciding whether to purchase the Preferred Shares. Each such Investor further represents that he or it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Preferred Shares. The foregoing does not modify the Company's representations and warranties set forth herein or the Investor's right to rely thereon.

               3.4 Investment Experience. Each Investor is an investor in securities of companies in the development stage and acknowledges that he or it is able to fend for himself or itself, can bear the economic risk of his or its investment and has such knowledge and experience in financial or business matters that he or it is capable of evaluating the merits and risks of the investment in the Preferred Shares. If other than an individual, Investor also represents it has not been organized solely for the purpose of acquiring the Preferred Shares.

               3.5 Restricted Securities. Each Investor purchasing Preferred Shares hereunder understands that the Preferred Shares are characterized as "restricted securities" under the federal





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securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Preferred Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection each Investor represents that he or it is familiar with Securities and Exchange Commission ("SEC") Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Each Investor who is a resident of Pennsylvania agrees not to sell the Preferred Shares within twelve (12) months of the closing, unless permitted under Section
204.011 of Pennsylvania's Blue Sky Regulations.

               3.6 Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Investor purchasing Preferred Shares hereunder further agrees not to make any disposition of all or any portion of the Preferred Shares (or the Common Stock issuable upon the conversion of the Preferred Shares) unless and until:

                    (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                    (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Preferred Shares under the Securities Act and (iii) if reasonably requested by the Company, the transferee shall have furnished to the Company its agreement to abide by the restrictions on transfer set forth herein as if it were a purchaser hereunder.

               3.7 Accredited Investor. The term "Accredited Investor" as used in Sections 3.7, 3.8 and 3.9 refers to a person or entity who:

                    (a) is a director or executive officer of the Company; or

                    (b) is a natural person whose individual net worth, or joint net worth with his or her spouse, at the time of purchase exceeds $1,000,000, and the total purchase price does not exceed ten percent (10%) of his or her individual not worth, or joint net worth with his or her spouse, at the time of sale; or

                    (c) is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000




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in each of those years and reasonably expects to reach the same income level in the current year, and the total purchase price does not exceed ten percent (10%) of his or her individual net worth, or joint net worth with his or her spouse, at the time of sale; or

                    (d) is a private business development company as defined in section 202(a)(22) of the Investment Advisors Act of 1940; or

                    (e) is either (i) a bank as defined in section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; (ii) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; (iii) an insurance company as defined in section 2(13) of the Securities Act; (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; (v) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; or (vi) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors; or

                    (f) is any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000; or

                    (g) is any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Regulation 230.506(b)(2)(ii) promulgated under the Securities Act; or

                    (h) is an entity in which all of its equity owners meet one or more of the standards set forth in (a) through (g) above.

          As used in this Section 3.7 the term "net worth" means the excess of total assets over total liabilities, and "income" means actual economic income, which may differ from adjusted gross income for federal income tax purposes.




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               3.8 Representations and Warranties as to Accredited Investors and
Excluded Purchasers Status. Each Investor as to himself or itself, severally and not jointly, further represents to the Company that such Investor is (i) an Accredited Investor and (ii) an excluded purchaser (as such term is described in Section 260.102.13 of Title 10 of the California Code of Regulations or section 25102(f) of the California corporate Securities Law of 1968).

               3.9 Legends. To the extent applicable, each certificate or other document evidencing any of the Preferred Shares issued hereunder or any Common Stock issued upon conversion of the Preferred Shares shall be endorsed with the legends set forth below, and such Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer the securities without complying with the restrictions on transfer described in the legends endorsed thereon;

                    (a) The following legend under the Securities Act:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS REQUIRED."

                    (b) If required by the authorities of any state in connection with the issuance or sale of the Preferred Shares, the legend required by such state authority.

          The Company shall not be required (i) to transfer on its books any Preferred Shares which shall have been transferred in violation of any of the provisions set forth in this Agreement, or (ii) to treat as owner of such Preferred Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Preferred Shares shall have been so transferred.

               3.10 Removal of Legends.

                    (a) Any legend endorsed on a certificate pursuant to Section 3.09(a) or (b) hereof shall be removed (i) if Preferred Shares represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, (ii) if such Preferred Shares may be transferred in compliance with Rule 144(k) promulgated under the Securities Act, or (iii) if the holder of such Preferred Shares shall have provided the Company with an opinion from counsel, in form and substance acceptable to the





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Company and from attorneys reasonably acceptable to the Company, stating that a public sale, transfer or assignment of such Preferred Shares may be made without registration.

                    (b) Any legend endorsed on a certificate pursuant to Section 3.9(b) hereof shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of the Preferred Shares provides the Company with an opinion of counsel, in form and substance acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that such state legend may be removed.

          4. California Commissioner of Corporations.

               4.1 Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES EXEMPT FROM QUALIFICATION BY Section 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          5. Conditions of Investor's Obligations at Closing. The obligations of each Investor under subsection 1.1(b) of this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions, the waiver of which shall not be effective against any Investor who does not consent in writing thereto:

               5.1 Representations and Warranties. The representations and warranties of the Company contained in Section 2 shall be true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing.

               5.2 Performance. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing. The entering into, delivery and performance of this Agreement by the Company shall have been duly authorized by all necessary corporate action.

               5.3 Compliance Certificate. At the Closing, the Chief Executive Officer of the Company shall deliver to the Investors a certificate certifying that the conditions set forth in Sections 5.1 and 5.2 have been fulfilled.

               5.4 Qualifications. The Commissioner of Corporations of the State of California and any applicable United States state securities regulatory authority shall have issued permits quali-





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fying the offer and sale of the Preferred Shares to the Investors pursuant to this Agreement, or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended, and any other applicable state blue-sky law.

               5.5 certificate of Determination. The Company shall have adopted and filed with the Secretary of State of the State of California on or before the date of the Closing, the Certificate of Determination.

               5.6 Legal Investment. At the time of such Closing, the purchase of the Preferred Shares by the Investors shall be legally permitted by all laws and regulations to which such Investors and the Company are subject.

               5.7 Opinion of Counsel. At the Closing, the investors shall have received an opinion of Jackson, Tufts, Cole & Black, counsel for the Company, regarding the matters set forth an Exhibit D hereto.

               5.8 Minimum Investment. The Investors shall have subscribed for a minimum of 1,250,000 Preferred Shares at an aggregate purchase price of $500,000.

          6. Conditions of the Company's obligations at Closing. The obligations of the Company to each Investor purchasing Preferred Shares hereunder are subject to the fulfillment on or before the Closing of each of the following conditions by such Investor:

               6.1 Representations and Warranties. The representations and warranties of the Investor contained in Section 3 hereof shall be true on and as of the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

               6.2 Payment of Purchase Price. Each Investor shall have delivered the purchase price specified in Section 1.2.

               6.3 California Qualification. The Commissioner of Corporations of the State of California and any applicable United States state regulatory authority shall have issued permits qualifying the offer and sale to the Investors of the Preferred shares or such offer and sale shall be exempt from such qualification under the California Corporate Securities Law of 1968, as amended, and any other applicable state blue-sky law.

               6.4 Certificate of Determination. The Company shall have adopted and filed with the Secretary of State of the State of California on or before the Closing, the Certificate of Determination.




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

               6.5 Legal Investment. At the time of such Closing, the purchase of the Preferred Shares by the Investors shall be legally permitted by-all laws and regulations to which the Investors and the Company are subject.

          7. Registration Rights. The Company covenants and agrees as follows:

               7.1 Definitions. For purposes of this Section 7:

                    (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                    (b) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Preferred Shares, (ii) all Common Stock owned by McKiernan (or transferred by McKiernan to his ancestors, descendants or spouse or to trusts for the benefit of such persons) (the "McKiernan Common Stock") and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Shares or McKiernan Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his registration rights are not assigned;

                    (c) The number of shares of Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to the exercisable or convertible securities which are exercisable or convertible into, Registrable Securities; and

                    (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 7.12 hereof.

               7.2 Request for Registration.

                    (a) If the Company shall receive at any time after one year following the closing of the Company's initial public offering of securities a written request from Holders holding at least forty percent (40%) of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of at least 40% of the Registrable Securities then outstanding and such registration would cover sales having an anticipated aggregate offering price, not of underwriting discounts and commissions, equal or more than $7,500,000, then the Company shall, within twenty-one (21) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 7.2(b), file as soon as practicable a registration statement under the Securities Act covering all Registrable Securities which the Holders request to be registered within twenty
(20) days of the mailing of such notice by the Company in accordance with
Section 9.6.

                    (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration pursuant to this
Section 7.2:

                         (i) in any particular jurisdiction in which the Company
would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                         (ii) if the Company shall have initiated one
registration pursuant to this Section 7.2; or

                         (iii) anytime after five (5) years immediately
following the Closing and one year following the Company's initial registered firm commitment public offering on Form S-1 with an aggregate offering price of at least $7,500,000.

                    (c) (i) Subject to the foregoing paragraph 7.2(b), the Company shall file a registration statement as soon as possible after receipt of the request or requests of the Initiating Holders under this Section 7.2; provided, however, that if the Company shall furnish to such Initiating Holders within ninety (90) days of receipt of such request a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing to a date not later than one hundred twenty (120) days after receipt of such request.

                    (d) The underwriting shall be managed by an underwriter or underwriters of national reputation selected by the Initiating Holders, which selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld. The right of any Holder to registration pursuant to Section 7.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected as above provided. Notwithstanding any other provision of this Section 7.2, if the underwriters advise the Initiating

Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten and that the total amount of securities that all Holders (initiating and noninitiating) request pursuant to this Section 7.2(d) to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall so advise all Holders and all of the shares to be included in the registration shall be allocated among all Holders requesting inclusion (initiating and noninitiating) pro rata according to the total amount of securities entitled to be included in such registration owned by each Holder requesting inclusion (initiating or non-initiating) or in such other proportions as shall be mutually agreed by such selling shareholders; provided however, that in the event of such an allocation McKiernan may not include more than 35% of the shares to be included in such registration statement by all selling shareholders without the consent of the holders of the majority of the shares requesting inclusion in the registration.

          If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata according to the total amount of securities entitled to be included in such registration owned by each such person or in such other proportions as shall be mutually agreed by such selling shareholders.

               7.3 Company Registration. If (but without any obligation to do so) at any time after the date of the Closing hereunder the Company proposes to register (including for this ,purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration relating to shares to be issued in connection with the acquisition of another company, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after the effectiveness of such notice by the Company in accordance with Section 9.6, the Company shall, subject to the provisions of Section 7.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder has requested to be registered.

               7.4 Obligations of the Company. Whenever required under this
Section 7 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days;

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                    (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

                    (a) Enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               7.5 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities hold by them, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

               7.6 Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 7.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 7.2 if the registration request is subsequently withdrawn at the request of the Holders (initiating and noninitiating) holding a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of at least 66-2/3% of the Registrable Securities agree to forfeit their right to initiate their demand registration pursuant to Section 7.2.

               7.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 7.3 for each Holder (which right may be assigned as provided in Section 7.12), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto and the fees and disbursements. of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

               7.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 7.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in an offering (other than a registration affected pursuant to Section 7.2) exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions an shall mutually be agreed to by such selling shareholders; provided, however, that in the event of such an apportionment, McKiernan may not include more than 35% of the shares to be included in such registration by all selling shareholders, without the consent of the holders of the majority of the shares requesting inclusion in the registration). The underwriters, pursuant to the preceding sentence, may completely exclude the Holder's securities from such underwriting if no other selling shareholders' securities are so included.

          If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata according to the total amount of securities entitled to be included in such registration owned by each such person or in such other proportions as shall be mutually agreed by such selling shareholders.

          For purposes of the immediately preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

               7.9 Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

               7.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 7:

                    (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers, directors, partners and legal counsel of each Holder, and each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, rule or regulation insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse each such Holder, officer, director, partner, legal counsel, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 7.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, partner, director, legal counsel or controlling person.

                    (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors and officers, its legal counsel, each person, if any, who controls the Company within the meaning of the Securities Act, and any other Holder selling securities in such registration statement or any of such other Holder's directors, legal counsel or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, legal counsel, or controlling person, or other such Holder or director, officer, legal counsel or controlling person of such other Holder may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, legal counsel, controlling person, other Holder, or officer, director, legal counsel, or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor.

                    (c) Promptly after receipt by an indemnified party under this Section 7.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel at its own expense if it so desires. Notwithstanding the foregoing, if the indemnified party and the indemnifying party have conflicting interests with respect to the action so that joint counsel for them would be inappropriate, (as determined by counsel to the indemnified party and counsel to the indemnifying party), then the indemnifying party shall pay reasonable fees and expenses of one counsel to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any . liability to the indemnified party under this Section 7.10, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 7.10.

                    (d) If the indemnification provided for in this Section 7.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party, then each indemnifying party, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other.

                    (e) The obligations of the Company and Holders under this
Section 7.10 shall survive the completion of any offering of, Registrable Securities in a registration statement under this Section 7, and otherwise.

               7.11 Reports Under Securities Exchange Act of 1934. with a view to making available to the Investors purchasing Shares hereunder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                    (b) file with the SEC in a timely manner all reports and other documents required of the Company under the securities Act and the Exchange Act; and

                    (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

               7.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 7 may be assigned by a Holder to a transferee or assignee who (i) is not a competitor of the Company and acquires at least fifty thousand (50,000) shares (as adjusted for stock splits, combinations, etc.) of Registrable Securities, (ii) is an Investor as defined hereunder, or (iii) is a partner or equity holder of an Investor (or a third party duly authorized to act on behalf of an Investor or its partners or equity holders), provided that such partner or equity holder has appointed such Investor (or such duly authorized third party) as its lawful attorney-in-fact to receive notices, vote and otherwise make binding decisions under the terms of this Section 7; provided, in each case, the Company is, within a reasonable period of time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

               7.13 "Market Stand-Off" Agreement. Each Holder hereby agrees that it shall not,, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the company, sell or otherwise transfer or dispose of any securities of the Company (other than securities registered in the offering) whether or not acquired by such Holder under this Agreement during a reasonable and customary period of time (not to exceed one hundred twenty
(120) days), as agreed to by the Company and the underwriters, following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that:

                    (a) such agreement shall be applicable only to the first such registration statement of the Company which covers shares (or securities) to be sold on its behalf to the public in an underwritten offering; and

                    (b) all officers and directors of the Company, holders of 5% or more of the Company's issued and outstanding capital stock and all other persons with registration rights (whether or not pursuant to this Agreement) similarly agree not to sell or transfer.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such reasonable and customary period.

               7.14 Amendment of Registration Rights. Any provision of this
Section 7 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

               7.15 Termination of Registration Rights. The company's obligations pursuant to this Section 7 shall terminate four years from the date of consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Securities Act which results in gross offering proceeds to the Company of at least $7,500,000.

          8. Covenants.

               8.1 Delivery of Financial Statements. The Company shall deliver to each Investor:

                    (a) as soon as practicable, but in any event within one hundred twenty (120) days after the and of each fiscal year of the Company, an income statement for such fiscal year, a balance shoot of the Company as of the and of such year, and a cash flow statement, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"); and

                    (b) within forty-five (45) days of the end of each quarter, a statement of operations, cash flow analysis and balance sheet for and as of the end of such quarter, in reasonable detail; such quarterly statements shall also compare actual performance to budget and to the prior year's comparable period.

               8.2 Inspections. The Company shall permit each Investor, at such Investor's expense, to visit and inspect the

Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the investor; provided, however, that the Company shall not be obligated pursuant to this Section 8.2 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

               8.3 Termination of Covenants. The covenants set forth in Section
8.1 and 8.2 shall terminate and be of no further force or effect when the sale of securities pursuant to a registration statement filed by the Company under the Securities Act in connection with the firm commitment underwritten offering of its securities to the general public is consummated or when the Company first becomes subject to the periodic reporting requirements of section 13(a) or 15(d) of the Exchange Act, whichever event shall first occur.

               8.4 Election of Director. For so long as any Preferred Shares are outstanding, the Preferred Shares, shall be entitled to elect one member of the Company's Board of Directors. Upon the Closing, Unterberg Harris Capital Management ("UHCM") shall designate the individual to serve as the member of the Board of Directors elected by the holders of the Preferred Shares ("UHCM Designee") and the Company's Board of Directors shall elect such UHCM Designee to the Board of Directors. The Investors acknowledge and agree that the UHCM Designee shall join the Company's Board of Directors upon the Closing. Upon the closing of the sale of additional Preferred Shares, or shares of any other series of Preferred Stock, the UHCM Designee shall resign and the holders of the shares of the Company's Preferred Stock then outstanding, as a group, shall elect a new Board designee. The UHCM Designee may be so elected by the holders of the Company's Preferred Stock.

               8.5 Co-Sale Rights. McKiernan agrees that during the period ending upon the earlier of (i) the Company's initial public offering of securities or the sale or merger of the Company (where the Company is not the surviving entity and where there is a change in control); or (ii) five (5) years from the date hereof, he will not sell any shares of McKiernan Common Stock without notifying the Investors twenty (20) or more days prior to the closing of such-sale and permitting the Investors to participate (through the sale of shares of Common Stock) in such sale on a pro rata basis, treating the McKiernan Common Stock and all of the Preferred Shares (on an as converted to Common Stock basis) as a group. Each Investor must notify McKiernan in writing that such Investor will participate in such sale (and sell such Investor's shares of common Stock in strict accordance with the terms and conditions of such sale as described in the notice) on or before ten (10) business days before the anticipated closing of such sale, or such Investor will have no right to participate in such sale. This Section 8.5 shall not pertain to any transfers by McKiernan to his ancestors, descendants or spouse or to trusts for the benefit of such persons, or any bona fide gift by McKiernan; provided, however, any shares of McKiernan Common Stock transferred in a transaction described in this sentence shall continue to be subject to the same co-sale obligations set forth in this Section 8.5 as if McKiernan continued to own such shares.

               8.6 Right of First Refusal on Preferred Shares. As long as Preferred Shares are outstanding, in the event any Investor ("Selling Investor") desires to sell his or its Preferred Shares in a bona fide sales transaction, such Investor will notify the Company and all other Investors then owning Preferred Shares ("Other Investors") of the terms and conditions of such sale and each other Investor shall have the right to purchase his or its pro rata share (based on the total Preferred Shares owned by the Other Investors) of the Selling Investor's Preferred Shares pursuant to such terms and conditions. Within ten (10) business days after receipt of such notice, each Other Investor shall notify the Company and the Selling Investor of the amount of his or its pro rata. share of the Selling Investor's Preferred Shares they desire to purchase. In the event any Other Investor does not elect to purchase his or its full pro rata share, the remaining Other Investors shall have the right to purchase such shares on a pro rata basis. Notice of such additional purchases shall be delivered to the Company and Selling Investor within twenty (20) business days following the initial notice given by the Selling Investor. This right of first refusal comes before the right of first refusal in the Company's Bylaws and the Company's Bylaws will be so amended prior to the Closing.

               8.7 Additional Covenants. For a period of six months from the date hereof, the Company shall not sell additional capital stock pursuant to an agreement containing covenants which are in addition, or greater or superior, to those set forth herein without the approval of the Investors holding a majority of the Preferred Shares being sold hereunder. For a period of six months from the date hereof, the Company shall not sell shares of capital stock at a price less than $0.40 per share without the approval of the Investors holding a majority of the Preferred Shares being sold hereunder; provided, however, the foregoing approval does not pertain to the shares referred to in Section 2.2(c)(ii) hereof. As long as Preferred Shares remain outstanding, the Company shall not grant registration rights superior to those granted to the Investors in Sections 7.1 -- 7.15 hereof without the consent of the Investors holding a majority of the Preferred Shares outstanding.

          9. Miscellaneous.

               9.1 Survival of Warranties. The warranties, representations and covenants of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

               9.2 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               9.3 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.,

               9.4 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               9.5 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               9.6 Notices. Except as otherwise expressly provided herein, any notice required or permitted hereunder shall be given in writing and it or any certificates or other documents delivered hereunder shall be deemed effectively given or delivered (as the case may be) upon personal delivery (professional courier permissible) or when mailed by receipted United states certified mail delivery, five (5) business days after deposit in the United States mail. Such certificates, documents or notice may be personally delivered or sent to the following address: (a) if to a Investor, to the address set forth with respect to such investor on Exhibit B attached hereto, or to such other address of which such investor shall have given notice pursuant hereto the Company, or (b) if to the Company, to CyberSource Corporation, 1050 Chestnut Street, Menlo Park, California 94025, or to such other address of which the Company shall have given notice pursuant hereto.

               9.7 Finder's Fee. Each Investor severally agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such investor or any of its officers, partners, employees or representatives is responsible.

          The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

               9.8 Expenses. Each party to this Agreement shall bear its own expenses incurred in connection with the negotiation, preparation, execution and consummation of this Agreement, including the fees, expenses and disbursements of its respective legal counsel incurred in connection herewith.

               9.9 Amendments and Waivers. Except as specified in Section 7.14, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 66-2/3% of shares of the Common Stock issued or issuable upon conversion of the Preferred Shares; provided, however, the conditions to Closing set forth in Section 5 hereof may only be amended by unanimous agreement of the Investors.

               9.10 Severability. If one or more provision of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

               9.11 Aggregation of Stock. All Preferred Shares (or Common Stock issued on conversion thereof) hold or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

               9.12 Confidentiality Agreement. Each Investor and any successor or assign of such Investor who receives from the Company or its agents, directly or indirectly, any information which the Company has not made generally available to the public, pursuant to the preparation and execution of this Agreement or disclosure in connection therewith or pursuant to the provisions of
Section 8 hereof, acknowledges and agrees that such information is confidential and for its use only in connection with evaluating its investment in the company, and further agrees that it will not disseminate such information to any person other than its accountant, investment advisor or attorney and that such dissemination shall be only for purposes of evaluating its investment.

               9.13 Entire Agreement. This Agreement and the other documents and agreements delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersedes any prior agreements (including any memorandum of understanding or letters of intent) between the parties regarding the subject matter hereof.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Solely with respect to the              "Company"
agreements made in Sections
7.1--7.15 and 8.5 hereof:               CYBERSOURCE CORPORATION, a
                                        California corporation


------------------------------          By:
William S. McKiernan                       -------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                 "Investors"

                                 UNTERBERG HARRIS CAPITAL MANAGEMENT

                                 By:
                                    --------------------------------------

                                 Name:
                                      ------------------------------------

                                 Title:
                                       -----------------------------------


                                 WA&H INVESTMENT, L.L.C.

                                 BY:    WESSELS, ARNOLD & HENDERSON
                                        GROUP, L.L.C., MANAGING MEMBER

                                 By:
                                    --------------------------------------
                                        Kenneth J. Wessels

                                 Title: CEO


                                 MIEHAUS RYAN HALLER

                                 By:
                                    --------------------------------------

                                 Name:
                                      ------------------------------------

                                 Title:
                                       -----------------------------------


                                 -----------------------------------------
                                 MARTIN J. MANNION


                                 -----------------------------------------
                                 JAMES M. BALLENGEE


                                 -----------------------------------------
                                 R. WILLIAM BURGESS, JR.


                                 /s/ DAVID READERMAN
                                 -----------------------------------------
                                 DAVID READERMAN


                                 /s/ ANDREW KESSLER
                                 -----------------------------------------
                                 ANDREW KESSLER


                                 -----------------------------------------
                                 W. DANA LA FORGE


                                 /s/ ROBERT C. HARRIS, JR.
                                 -----------------------------------------
                                 Robert C. Harris, Jr.

                             CYBERSOURCE CORPORATION

                               SERIES A PREFERRED

                            STOCK PURCHASE AGREEMENT


          THIS SERIES A PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 27th day of February 1996 by and between CYBERSOURCE CORPORATION, a California corporation (the "Company") and the purchasers listed on the signature pages hereto under the heading "Investors," each of whom is herein referred to as an "Investor."

          In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereby agree as follows:

          1 . Purchase and Sale of Series A Preferred Stock.

               1.1. Sale and Issuance of Series A Preferred Stock. Subject to the terms and conditions of this Agreement, each Investor agrees severally to purchase, and the Company agrees to sell and issue to each Investor, the number of shares of Series A Preferred Stock (the "Preferred Shares"), set forth opposite such Investor's name on the Schedule of Investors attached as Exhibit A to this Agreement (the "Schedule of Investors"), for an aggregate of 548,020 Preferred Shares at a purchase price of $0.91 per share, for the purchase price shown opposite such Investor's name on the Schedule of Investors (for an aggregate purchase price of $498,697).

               1.2. Closing.

                    (a) The purchase and sale of the Preferred Shares shall take place at the offices of Jackson Tufts Cole & Black, LLP, 60 S. Market Street,
San Jose, California 95113 on           199   or at such other time and place as
the Company and Investors mutually agree upon (which time and place are designated as the "Closing"). At the Closing, the Company will deliver to the Investors stock certificates representing 548,020 Preferred Shares against payment of the purchase price therefor of $0.91 per share by wire transfers of funds or cancellation of indebtedness as set forth on the Schedule of Investors.

                    (b) Any cancellation of indebtedness in accordance with subsection (a) of this Section 1.2 shall be effected by means of surrender to the Company at the Closing of the debt instrument evidencing such indebtedness (if any), which instrument together with any rights or claims pursuant to such instrument shall be cancelled and extinguished upon such surrender without any further action on the part of the Company or the Investor.

          2. Representations and Warranties of Each Investor. Each Investor hereby severally and not jointly represents and warrants that:

               2.1. Purchase Entirely for Own Account. This Agreement is made with each Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Preferred Shares to be received by such Investor hereunder will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Investor purchasing Preferred Shares hereunder further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Preferred Shares, or any portion thereof. Each Investor that is an entity represents that it has full power and authority to enter into this Agreement.

               2.2. Disclosure of Information. Each Investor believes he or it has received all the information it considers necessary or appropriate for deciding whether to purchase the Preferred Shares. Each such Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Preferred Shares.

               2.3. Investment Experience. Each Investor is an investor in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Preferred Shares. If other than an individual, Investor also represents it has not been organized solely for the purpose of acquiring the Preferred Shares.

               2.4. Restricted Securities. Each Investor purchasing Preferred Shares hereunder understands that the Preferred Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Preferred Shares may be resold without registration under the Securities Act only in certain limited circumstances. In this connection each Investor represents that he or it is familiar with Securities and Exchange Commission ("SEC") Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

               2.5. Further Limitations on Disposition. Without in any way limiting the representations set forth above, each Investor purchasing Preferred Shares hereunder further agrees not to make any disposition of all or any portion of the Preferred Shares (or the common stock issuable upon the conversion of the Preferred Shares) unless and until:

                    (a) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                    (b) (i) Such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Preferred Shares under the Securities Act and (iii) if reasonably requested by the Company, the transferee shall have furnished to the Company its agreement to abide by the restrictions on transfer set forth herein as if it were a purchaser hereunder.

               2.6. Accredited Investor. The term "Accredited Investor" as used in Sections 2.6. 2.7 and 2.8 refers to a person or entity who:

                    (a) is a director or executive officer of the Company; or

                    (b) is a natural person whose individual net worth, or joint net worth with his or her spouse, at the time of purchase exceeds $1,000,000, and the total purchase price does not exceed ten percent (10%) of his or her individual net worth, or joint net worth with his or her spouse, at the time of sale; or

                    (c) is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year, and the total purchase price does not exceed ten percent (10%) of his or her individual net worth, or joint net worth with his or her spouse, at the time of sale; or

                    (d) is a private business development company as defined in section 20(b)(22) of the Investment Advisors Act of 1940; or

                    (e) is either (i) a bank as defined in section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; (ii) a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; (iii) an insurance company as defined in section 2(13) of the Securities Act; (iv) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; (V) a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; or (vi) an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors; or

                    (f) is any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares offered, with total assets in excess of $5,000,000; or

                    (g) is any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares offered, whose purchase is directed by a sophisticated person as described in Regulation 230.506(b)(2)(ii) promulgated under the Securities Act; or

                    (h) is an entity in which all of its equity owners meet one or more of the standards set forth in (a) through (g) above.

          As used in this Section 2.6, the term "net worth" means the excess of total assets over total liabilities, and "income" means actual economic income, which may differ from adjusted gross income for federal income tax purposes.

          2.7. Representations and Warranties as to Accredited Investors and Excluded Purchasers Status. Each Investor as to himself or itself, severally and not jointly, further represents to the Company that such Investor is (i) an Accredited Investor and (ii) an excluded purchaser (as such term is described in Section 260.102.13 of Title 10 of the California Code of Regulations or section 25102(f) of the California Corporate Securities Law of 1968).

          2.8. Legends. To the extent applicable, each certificate or other document evidencing any of the Preferred Shares issued hereunder or any Common Stock issued upon conversion of the Preferred Shares shall be endorsed with the legends set forth below, and such Investor covenants that, except to the extent such restrictions are waived by the Company, such Investor shall not transfer the securities without complying with the restrictions on transfer described in the legends endorsed thereon:

                    (a) The following legend under the Securities Act:

          "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

                    (b) If required by the authorities of any state in connection with the issuance or sale of the Preferred Shares, the legend required by such state authority.

          The Company shall not be required (i) to transfer on its books any Preferred Shares which shall have been transferred in violation of any of the provisions set forth in this Agreement, or

(ii) to treat as owner of such Preferred Shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such Preferred Shares shall have been so transferred.

          2.9. Removal of Legends.

                    (a) Any legend endorsed on a certificate pursuant to Section
2.8 hereof shall be removed (i) if Preferred Shares represented by such certificate shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, (ii) if such Preferred Shares may be transferred in compliance with Rule 144(k) promulgated under the Securities Act, or (iii) if the holder of such Preferred Shares shall have provided the Company with an opinion from counsel, in form and substance acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that a public sale, transfer or assignment of such Preferred Shares may be made without registration.

                    (b) Any legend endorsed on a certificate pursuant to Section 2.8(b) hereof shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if the holder of the Preferred Shares provides the Company with an opinion of counsel, in form and substance acceptable to the Company and from attorneys reasonably acceptable to the Company, stating that such state legend may be removed.

          3. California Commissioner of Corporations.

               3.1. Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS, OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          4. Miscellaneous.

               4.1. Survival of Warranties. The warranties, representations and covenants of the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

               4.2. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

               4.3. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California.

               4.4. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               4.5. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               4.6. Notices. Except as otherwise expressly provided herein, any notice required or permitted

               4.7. Finder's Fee. Each Investor severally agrees to indemnify and hold harmless the Company from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which such Investor or any of its officers, partners, employees or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finder's fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

               4.8. Expenses. Each party to this Agreement shall bear its own expenses incurred in connection with the negotiation, preparation, execution and
consummation of this Agreement, including the fees, expense        disbursements
of its respective legal counsel incurred in connection herewith.

               4.9. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 66-2/3% of shares of the Common Stock issued or issuable upon conversion of the Preferred Shares.

               4.10. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

               4.11. Entire Agreement. This Agreement and Amendment No. I to Series A Preferred Stock Purchase Agreement of even date herewith and the other documents and agreements delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof and supersedes any prior agreements (including any memorandum of understanding or letters of intent) between the parties regarding the subject matter hereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                      "Company"


                                      CYBERSOURCE CORPORATION, a California
                                      corporation


                                      By:_____________________________________
                                      Name:___________________________________
                                      Title:__________________________________


                                      "Investors"


                                      UNTERBERG HARRIS CAPITAL PARTNERS I,
                                      L.P.


                                      By:_____________________________________
                                      Name:___________________________________
                                      Title:__________________________________

                                      WA&H INVESTMENT, INC.

                                      By:_____________________________________
                                      Name:___________________________________
                                      Title:__________________________________


                                      NEIHAUS RYAN HALLER PUBLIC RELATIONS,
                                      INC.

                                      By:_____________________________________
                                      Name:___________________________________
                                      Title:__________________________________

                             CYBERSOURCE CORPORATION

                       AMENDMENT NO. I SERIES A PREFERRED

                            STOCK PURCHASE AGREEMENT


          REFERENCE IS HEREBY MADE TO THAT CERTAIN SERIES A PREFERRED STOCK PURCHASE AGREEMENT (the "Agreement") dated as of the 6th day of January, 1995 by and between CYBERSOURCE CORPORATION, a California corporation (the "Company"), WILLIAM S. MCKIERNAN ("McKiernan"), Unterberg Harris Capital Partners I, L.P. ("Unterberg"), WA&H Investment L.L.C. ("WA&H") and each of the other purchasers listed on the signature pages thereto under the heading "Investors" (collectively with Unterberg and WA&H, the "Investors"). All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

          In consideration of the mutual promises, covenants and conditions hereinafter set forth, the parties hereby agree as follows:

1.        Section 7.1 (b) of the Agreement is hereby deleted and the following is substituted in its place: "(b) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of any shares of Series A Preferred Stock, (ii) all Common Stock owned by McKiernan (or transferred by McKiernan to his ancestors, descendants or spouse or to trusts for the benefit of such persons) (the "McKiernan Common Stock") and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such shares of Series A Preferred Stock or McKiernan Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his registration rights are not assigned;"

2.          Section 8.6 of the Agreement is hereby deleted and the following is substituted in its place: "Right of First Refusal on Shares of Series A Preferred Stock. As long as shares of Series A Preferred Stock are outstanding, in the event any Investor ("Selling Investor") desires to sell his or its shares of Series A Preferred Stock in a bona fide sales transaction, such Investor will notify the Company and all other Investors then owning shares of Series A Preferred Stock ("Other Investors") of the terms and conditions of such sale and each Other Investor shall have the right to purchase his or its pro rata share (based on the total number of shares of Series A Preferred Stock owned by the Other Investors) of the Selling Investor's shares of Series A Preferred Stock pursuant to such terms and conditions. Within ten
               (10) business days after receipt of such notice, each Other Investor shall notify the Company and the Selling Investor terms and conditions. Within ten (10) business days after receipt of such notice, each Other Investor shall notify the Company and the Selling Investor of the amount of his or its pro rata share of the Selling Investor's shares of Series A Preferred Stock they desire to purchase. In the event any Other Investor does not elect to purchase his or its full pro rata share, the remaining Other Investors shall have the right to purchase such shares on a pro rata basis. Notice of such additional purchases shall be delivered to the Company and Selling Investor within twenty (20) business days following the initial notice given by the Selling Investor. This right of first refusal comes before the right of first refusal in the Company's Bylaws."

          3. The Agreement as amended by this Amendment is in full force and effect and is hereby in all respects ratified and confirmed. References in the Agreement to "this Agreement" and to the words such as "herein," "hereinafter," "hereof," "hereunder," and any words of similar import shall refer to the Agreement as amended by this Amendment No. 1.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the
   th day of        199 ,

                                     "Company"

                                     CYBERSOURCE CORPORATION, a California
                                     corporation


_____________________________________
William S. McKiernan

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                     "Investors"

                                     UNTERBERG HARRIS CAPITAL MANAGEMENT


                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________


                                     WA&H INVESTMENT, L.L.C.

                                     BY: WESSELS, ARNOLD & HENDERSON
                                     GROUP, L.L.C., MANAGING MEMBER


                                     By:_______________________________________


                                     NIEHAUS RYAN HALLER PUBLIC RELATIONS, INC.


                                     By: /s/ WILLIAM RYAN
                                         ---------------------------------------
                                     Name: William Ryan
                                          --------------------------------------
                                     Title: Chairman
                                            ------------------------------------


                                     -------------------------------------------
                                     MARTIN J. MANNION

                                     -------------------------------------------
                                     JAMES M. BALLENGEE

                                     -------------------------------------------
                                     R. WILLIAM BURGESS, JR.

                                     -------------------------------------------
                                     DAVID READERMAN

                                     -------------------------------------------
                                     ANDREW KESSLER

                                     /s/ ANDREW KESSLER
                                     -------------------------------------------
                                     ANDREW KESSLER

                                     -------------------------------------------
                                     W. DANA LA FORGE

                                     -------------------------------------------
                                     ROBERT C. HARRIS, JR.

                             CYBERSOURCE CORPORATION
                      AMENDMENT NO. 2 TO SERIES A PREFERRED
                            STOCK PURCHASE AGREEMENT

          REFERENCE IS HEREBY MADE TO THAT CERTAIN SERIES A PREFERRED STOCK
PURCHASE AGREEMENT dated as of the     day of          , 199  by and between
CYBERSOURCE CORPORATION, a California corporation (the "Company"), WILLIAM S. MCKIERNAN ("McKiernan"), Unterberg Harris Capital Partners I, L.P. ("Unterberg"), WA&H Investment L.L.C. ("WA&H") and each of the other purchasers listed on the signature pages thereto under the heading "Investors" (collectively with Unterberg and WA&H, the "Investors"), as amended by Amendment
No. I thereto dated as of          , 199  (the "Agreement"). All capitalized
terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

          In consideration of the mutual promises, covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

          1. Section 8.5 of the Agreement is hereby deleted and the following is substituted in its place:

          "McKiernan agrees that during the period ending upon the earlier of
          (i) the Company's initial public offering of securities or the sale or merger of the Company (where the Company is not the surviving entity and where there is a change in control); or (ii) five (5) years from the date hereof, he will not sell any shares of McKiernan Common Stock without notifying the Investors twenty (20) or more days prior to the closing of such sale and permitting the Investors to participate (through the sale of shares of Common Stock) in such sale on a pro rata basis, treating the McKiernan Common Stock, all of the Preferred Shares (on an as converted to Common Stock basis) and all of the issued and outstanding shares of the Company's Series B Preferred Stock (the "Series B Preferred Stock") (on an as converted to Common Stock basis) as a group. Each Investor must notify McKiernan in writing that such Investor will participate in such sale (and sell such Investor's shares of Common Stock in strict accordance with the terms and conditions of such sale as described in the notice) on or before ten (10) business days before the anticipated closing of such sale, or such Investor will have no right to participate in such sale. This Section 8.5 shall not pertain to any transfers by McKiernan to his ancestors, descendants or spouse or to trusts for the benefit of such persons, or any bona fide gift by McKiernan; provided, however, any shares of McKiernan Common Stock transferred in a transaction described in this sentence shall continue to be subject to the same co-sale obligations set forth in this Section 8.5 as if McKiernan continued to own such shares."


          2. Section 8.6 of the Agreement is hereby deleted and the following is substituted in its place:

          "Right of First Refusal on Shares of Series A Preferred Stock. As long as shares of Series A Preferred Stock are outstanding, in the event any Investor ("Selling Investor") desires to sell his or its shares of Series A Preferred Stock in a bona fide sales transaction, such Investor will notify the Company, all other Investors then owning shares of Series A Preferred Stock and all holders of shares of the Company's Series B Preferred Stock (collectively, "Other Investors") of the terms and conditions of such sale and each Other Investor shall have the right to purchase his or its pro rata share (based on the total number of shares of Series A Preferred Stock or Series B Preferred Stock owned by the Other Investors) of the Selling Investor's shares of Series A Preferred Stock pursuant to such terms and conditions. Within ten (10) business days after receipt of such notice, each Other Investor shall notify the Company and the Selling Investor of the amount of his or its pro rata share of the Selling Investor's shares of Series A Preferred Stock they desire to purchase. In the event any Other Investor does not elect to purchase his or its full pro rata share, the remaining Other Investors shall have the right to purchase such shares on a pro rata basis. Notice of such additional purchases shall be delivered to the Company and Selling Investor within twenty (20) business days following the initial notice given by the Selling Investor. This right of first refusal comes before the right of first refusal in the Company's Bylaws."


          3.The Agreement as amended by this Amendment is in full force and effect and is hereby in all respects ratified and confirmed. References in the Agreement to "this Agreement" and to the words such as "herein," "hereinafter," "hereof," "hereunder," and any words of similar import shall refer to the Agreement as amended by this Amendment No. 2.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the ___th day of 199


                                     "Company"

                                     CYBERSOURCE CORPORATION, a California
                                     corporation

__________________________________________
William S. McKiernan

                                     By:_______________________________________
                                     Name:_____________________________________
                                     Title:____________________________________




By:_______________________________________
Name:_____________________________________
Title:____________________________________




By:_______________________________________
Name:_____________________________________
Title:____________________________________




By:_______________________________________
Name:_____________________________________
Title:____________________________________




By:_______________________________________
Name:_____________________________________
Title:____________________________________

                             CYBERSOURCE CORPORATION

                      AMENDMENT NO.3 TO SERIES A PREFERRED

                            STOCK PURCHASE AGREEMENT


          REFERENCE IS HEREBY MADE TO THAT CERTAIN SERIES A PREFERRED STOCK
PURCHASE AGREEMENT dated as of the     day of          199  by and between
CYBERSOURCE CORPORATION, a California corporation (the "Company"), WILLIAM S. MCKIERNAN ("McKiernan"), Niehaus Ryan Haller Public Relations, Inc. and each of the other purchasers listed on the signature pages thereto under the heading "Investors" (collectively, the "Investors"), as amended by Amendment No. I
thereto dated as of           , 199  and Amendment No. 2 thereto dated as
of        , 199  (the "Agreement"). All capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement.

          In consideration of the mutual promises, covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

          Section 7 of the Agreements hereby deleted in its entirety and the following is substituted in its place:

          7. Registration Rights. The Company covenants and agrees as follows:

               7.1. Definitions. For purposes of this Section 7:

                    (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document;

                    (b) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Preferred Shares being purchased hereunder (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Preferred Shares, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his registration rights are not assigned and (iii) all shares of Common Stock which the Investors and their permitted assignees may hereafter purchase (or shares of Common Stock issuable upon exercise or conversion of securities hereafter purchased) pursuant to their rights of first refusal or otherwise;

                    (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to the exercisable or convertible securities which are exercisable or convertible into, Registrable Securities;

                    (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with Section 7.12 hereof. It is acknowledged and agreed by the parties that the registration rights contained in this Section 7 are pari-passu with and are not superior to the registration rights granted pursuant to the Series B Purchase Agreements;

                    (e) The term "Series B Holder" shall mean a Holder under
that certain Series B Preferred Stock Purchase Agreement dated as of        ,
199 by and among the Company and the "Investors" set forth therein or any subsequent Series B Preferred Stock Purchase Agreement entered into by the Company in respect of the sale of shares of its Series Preferred Stock.

               7.2. Request for Registration.

                    (a) If the Company shall receive at any time after one (1) year following the closing of the Company's initial public offering of securities a written request from Holders holding at least forty percent (40%) of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration in an underwritten public offering of at least 40% of the Registrable Securities then outstanding and such registration would cover sales having an anticipated aggregate offering price, net of underwriting discounts and commissions, equal to or more than $7,500,000, then the Company shall, within twenty-one (21) days of the receipt thereof, give written notice of such request to all Holders and Series B Holders and shall, subject to the limitations of subsection 7.2(b), file as soon as practicable a registration statement under the Securities Act covering all Registrable Securities which the Holders and Series B Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 9.6.

                    (b) Notwithstanding the foregoing, the Company shall not be obligated to take any action to effect any such registration pursuant to this
Section 7.2:

                         (i) in any particular jurisdiction in which the Company
would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                         (ii) if the Company shall have initiated one (1)
registration pursuant to this Section 7.2 and the applicable registration statement has been declared effective by the SEC and remained effective until the earlier of (A) such time as all of the Registrable Securities included by the Holders in such registration have been sold or disposed of by them or (B) the expiration of the period described in Section 7.4(a). In addition, a request for registration shall not be deemed to constitute a registration for purposes of this subparagraph if: (I) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied other than by reason of some act or omission by the Holders requesting such registration; (II) the Company voluntarily takes any action that would result in the Holder not being able to sell such Registrable Securities covered thereby during the period during which the registration statement must be kept effective; or (III) if, after it has become effective, such registration becomes subject to any stop order, injunction or other order or requirement of the SEC or other governmental agency or court and such order, injunction or requirement is not promptly withdrawn or lifted, and such registration has not otherwise remained effective for the relevant period (including effective periods both before and after the order, injunction or requirement is made or imposed); or

                         (iii) any time after five (5) years immediately
following the Closing and one year following the Company's initial registered firm commitment public offering on Form S-1 with an aggregate offering price of at least $7,500,000.

                    (c) Subject to the foregoing paragraph 7.2(b), the Company shall file a registration statement as soon as possible after receipt of the request or requests of the Initiating Holders under this Section 7.2; provided, however, that if the Company shall furnish to such Initiating Holders within sixty (60) days of receipt of such request a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company (as evidenced by a board resolution) it would be significantly detrimental to the Company and its shareholders for such registration statement to be filed on or before the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing to a date not later than one hundred twenty
(120) days after receipt of such request, provided that the Company will not exercise this right more than once in any twelve-month period.

                    (d) The underwriting shall be managed by an underwriter or underwriters of national reputation selected by the Initiating Holders, which selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld. The right of any Holder to registration pursuant to Section 7.2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting. The Company shall (together with all Holders and Series B Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected as above provided. Notwithstanding any other provision of this Section 7.2, if the underwriters advise the Initiating Holders and the Company in writing that marketing factors require a limitation of the number of shares to be underwritten and that the total amount of securities that all Holders and Series B Holders (initiating and non-initiating) request pursuant to this
Section 7.2(d) to be included in such offering exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, the Company shall so advise all Holders and all of the shares to be included in the registration shall be allocated among all Holders and Series B Holders requesting inclusion (initiating and non-initiating) pro rata. according to the total amount of securities entitled to be included in such registration owned by each Holder and each Series B Holder requesting inclusion (initiating or non-initiating) or in such other proportions as shall be mutually agreed by such selling shareholders; provided, however, that in the event of such an allocation McKiernan may not include more than 35% of the shares to be included in such registration statement by all selling shareholders without the consent of the holders of the majority of the shares requesting inclusion in the registration. For the purposes of this Section 7.2(d) and Section 7.8 of this Agreement, the language in such sections referring to McKiernan's right to participate as a selling shareholder at the 35% level means that all McKiernan Shares (as defined in this Agreement) included in such a registration, whether held by McKiernan or a transferee of McKiernan, shall be counted against such 35% limit. In addition, the language in Section 7.2 (d) and Section 7.8 of this Agreement referring to the ability of the holders of a majority of the shares requesting inclusion in a registration to waive such 35% limit means that only the holders of a majority of such shares, calculated without regard to any McKiernan shares, may effect such a waiver.

          If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata according to the total amount of securities entitled to be included in such registration owned by each such person or in such other proportions as shall be mutually agreed by such selling shareholders.

          7.3. Company Registration. If (but without any obligation to do so) at any time after the date of the Closing hereunder the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders of Registrable Securities except a registration in which the Holders have the right to include Registrable Securities under Section 7.2) any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration relating to shares to be issued in connection with the acquisition of another company, or a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder of Registrable Securities written notice of such registration. Upon the written request of each Holder of Registrable Securities given within twenty
(20) days after the effectiveness of such notice by the Company in accordance with Section 9.6, the Company shall, subject to the provisions of Section 7.8, cause to be registered under the Securities Act all of the Registrable Securities that each such Holder of Registrable Securities has requested to be registered.

          7.4. Obligations of the Company. Whenever required under this Section 7 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                    (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective (but in no event later than 120 days after the initial request for registration), and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days, plus a period equal to any period during which the Holders are prohibited from making sales because of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court or a period during which the happening of any event which makes any statement made in the registration statement, the prospectus or any document incorporated therein by reference untrue or misleading in any material respect until a curative amendment or supplement is filed and furnished to the Holders; provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference) the Company will furnish to the

Holders of the Registrable Securities covered by such registration and, the underwriters, and any attorney, accountant or other agent retained by the Holders of Registrable Securities covered by such registration statement or underwriters copies of all such documents proposed to be filed, which documents will be subject to the reasonable and timely review and comment of such Holders, such counsel and underwriters, if any, and the Company will not file any registration statement or any amendment thereto or any prospectus or any supplement thereto filed in connection with a registration pursuant to Section
7.2 (including such documents incorporated by reference and proposed to be filed after the initial filing of the registration statement) to which the Holders of a majority of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably and timely object;

                    (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                    (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them;

                    (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Holders of Registrable Securities, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions; and

                    (e) Enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder of Registrable Securities participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               7.5. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 7 that the selling Holders of Registrable Securities shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.

               7.6. Expenses of Demand Registration. All expenses other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 7.2, including (without limitation) all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements (not to exceed $35,000) of one counsel for the selling Holders and selling Series B Holders shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 7.2 if the registration request is subsequently withdrawn at the request of the Holders (initiating and non-initiating) holding a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of at least 66-2/3% of the Registrable Securities agree to forfeit their right to initiate one demand registration pursuant to Section 7.2. (provided that if immediately prior to the time of such withdrawal, the Holders have learned of a materially adverse change in the condition, business or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any such expenses and shall retain their rights pursuant to Section 7.2).

          7.7. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section 7.3 for each Holder (which right may be assigned as provided in Section 7.12), including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel (not to exceed $35,000) for the selling Holders and selling Series B Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

          7.8. Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Section 7.3 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in an offering (other than a registration effected pursuant to Section 7.2) exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders, including Series B Holders, according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders). The underwriters, pursuant to the preceding sentence, may completely exclude the Holder's Registrable Securities from such underwriting if no other selling shareholders' securities are so included.

          If any person does not agree to the terms of any such underwriting, he shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration. If shares are so withdrawn from the registration, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion pro rata according to the total amount of securities entitled to be included in such registration owned by each such person or in such other proportions as shall be mutually agreed by such selling shareholders.

          For purposes of the immediately preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

          7.9. Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 7.

          7.10. Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 7:

                    (a) To the extent permitted by law, the Company will indemnify and hold harmless: (i) each Holder, the officers, directors, agents, partners and legal counsel of each Holder of Registrable Securities, and (ii) each person, if any, who controls such Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the officers, directors, agents, partners and legal counsel of such control person, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, rule or regulation insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (A) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (C) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will reimburse each such Holder, officer, agent, director, partner, legal counsel, underwriter or controlling person each officer, director, agent, partner and legal counsel of such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 7.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, partner, director, agent, legal counsel or controlling person.

                    (b) To the extent permitted by law, each selling Holder will, severally but not jointly, indemnify and hold harmless (i) the Company; each of its officers, directors, agents, partners and legal counsel; and (ii) each person, if any, who controls the Company within the meaning of the Securities Act and the officers, directors, agents, partners and legal counsel of such control person, and any other Holder selling securities in such registration statement or any of such other Holder's officers, directors, agents, partners, legal counsel or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any officer, director, agent, partner, legal counsel, or controlling person, or other such Holder or director, officer, legal counsel or controlling person of such other Holder may become subject, under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any officer, director, agent, partner, legal counsel, controlling person, other Holder, or officer, director, agent, partner, legal counsel or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 7.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld) and provided further that in no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the proceeds (net of the payment of underwriting discounts and commissions payable by such selling Holder) received by any such selling Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                    (c) Promptly after receipt by an indemnified party under this Section 7.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, under this Section 7.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel at its own expense if it so desires. Notwithstanding the foregoing, if the indemnified party and the indemnifying party have conflicting interests with respect to the action so that joint counsel for them would be inappropriate, (as determined by counsel to the indemnified party and counsel to the indemnifying party), then the indemnifying party shall pay reasonable fees and expenses of one counsel to the indemnified party. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.10, but the omission to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 7.10. No indemnifying party, in the defense of any such action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from liability in respect of such action.

                    (d) If the indemnification provided for in this Section 7.10 is held by a court of competent jurisdiction to be unavailable to an indemnified party, then, except to the extent that contribution is not permitted under
Section 11(f) of the Securities Act, each indemnifying party, in lieu of indemnifying such indemnified party thereunder, hereby agrees to contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7.1O(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 7.1O(d), no indemnifying party that is a selling Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such selling Holder from the sale of Registrable Securities exceeds the amount of any damages that such selling Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The indemnity and contribution agreements contained in this Section 7.10 are in addition to any liability that the indemnifying parties may have to the indemnified parties.

                    (e) The obligations of the Company and Holders under this
Section 7.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 7, and otherwise.

               7.11. Reports Under Securities Exchange Act of 1934. With a view to making available to the Investors purchasing Shares hereunder the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

                    (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                    (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                    (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), and (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company.

               7.12. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 7 may be assigned by a Holder to a transferee or assignee who (i) is not a competitor of the Company and acquires at least fifty thousand (50,000) shares (as adjusted for stock splits, combinations, etc.) of Registrable Securities, (ii) is an Investor as defined hereunder, or (iii) is a partner or equity holder or an affiliate of an Investor (or a third party duly authorized to act on behalf of an Investor or its partners or equity holders), provided that such partner or equity holder or affiliate has appointed such Investor (or such duly authorized third party) as its lawful attorney-in-fact to receive notices, vote and otherwise make binding decisions under the terms of this Section 7; provided, in each case, the Company is, within thirty days of such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

               7.13. "Market Stand-Off" Agreement. Each Holder of Registrable Securities hereby agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose of any securities of the Company (other than securities registered in the offering) whether or not acquired by such Holder under this Agreement during a reasonable and customary period of time (not to exceed one hundred twenty (120) days, as agreed to by the Company and the underwriters, following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that:

                    (a) such agreement shall be applicable only to the first such registration statement of the Company which covers shares (or securities) to be sold on its behalf to the public in an underwritten offering; and

                    (b) all officers and directors of the Company, holders of 5% or more of the Company's issued and outstanding capital stock and all other persons with registration rights (whether or not pursuant to this Agreement) similarly agree not to sell or transfer.

          In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such reasonable and customary period.

               7.14. Amendment of Registration Rights. Any provision of this
Section 7 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least 66-2/3% of the Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

               7.15. Termination of Registration Rights. The Company's obligations pursuant to this Section 7 shall terminate with respect to each Holder of Registrable Securities on the earlier to occur of (i) four years from the date of consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Securities Act at a price equal to or greater than $2.70 per share which results in gross offering proceeds to the Company of at least $15,000,000 or (ii) such time as such Holder is eligible to sell all of its Registrable Securities pursuant to Rule 144 in a single three (3) month period (other than pursuant to Rule 144(k)) under the Securities Act provided that the Company has been continually subject to the reporting requirements of the Exchange Act for at least two years immediately prior to the time of the sale.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the ____ day of __________________ 199



                                      "Company"


                                      CYBERSOURCE CORPORATION, a California
                                      corporation


_____________________________________
William S. McKiernan



                                      By:_____________________________________
                                      Name:___________________________________
                                      Title:__________________________________





By:_____________________________________
Name:___________________________________
Title:__________________________________



By:_____________________________________
Name:___________________________________
Title:__________________________________


By:_____________________________________
Name:___________________________________
Title:__________________________________


By:_____________________________________
Name:___________________________________
Title:__________________________________





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